UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2016

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 6, 2016 Omnicell, Inc. (“Omnicell”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on January 5, 2016, Omnicell closed its acquisition of Aesynt Holding Coöperatief U.A. (“Aesynt”).  This form 8-K/A amends the Original Form 8-K to provide the historical financial statements of Aesynt and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.  Except for the filing of the historical financial statements and pro forma financial information, the Original Form 8-K is not being amended or updated in any other manner.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The audited consolidated financial statements of Aesynt Holding Coöperatief U.A. as of September 30, 2015 and 2014, and for each of the years ended September 30, 2015 and 2014 are attached hereto as Exhibit 99.1. The consent of the independent auditors of Aesynt is attached hereto as Exhibit 23.1.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Omnicell, Inc. and Subsidiaries and of Aesynt Holding Coöperatief U.A. and Subsidiaries as of December 31, 2015 and the for the ended December 31, 2015 are attached hereto as Exhibit 99.2.

(c) Exhibits

Number	Description of Document
2.1
Securities Purchase Agreement, dated October 29, 2015 among Omnicell, Inc. Omnicell International, Inc., Aesynt Holding, L.P, Aesynt, Ltd., and Aesynt Holding Coöperatief U.A., incorporated by reference to Exhibit 2.1 to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2015.

23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of Aesynt Holding Coöperatief U.A.
99.2	Omnicell, Inc. and Subsidiaries and of Aesynt Holding Coöperatief U.A. and Subsidiaries unaudited pro forma condensed consolidated financial statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: March 17, 2016
/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer

EXHIBIT INDEX

Number	Description of Document
2.1
Securities Purchase Agreement, dated October 29, 2015 among Omnicell, Inc. Omnicell International, Inc., Aesynt Holding, L.P, Aesynt, Ltd., and Aesynt Holding Coöperatief U.A., incorporated by reference to Exhibit 2.1 to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2015.

23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of Aesynt Holding Coöperatief U.A.
99.2	Omnicell, Inc. and Subsidiaries and of Aesynt Holding Coöperatief U.A. and Subsidiaries unaudited pro forma condensed consolidated financial statement

4